SUB-ITEM 77Q1:  Exhibit (a)


AMENDMENT #30
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as
follows:

       Strike the first paragraph of Section 5 -
Establishment and Designation of Series or Class of
Article III - BENEFICIAL INTEREST from the
Declaration of Trust and substitute in its place the following:
	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article
XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Class T Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Class T Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares


(continued on next page)

Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Class R6 Shares
Service Shares
Institutional Shares


	The undersigned hereby certify that
the above stated Amendment is a true
and correct Amendment to the
Declaration of Trust, as adopted by the
Board of Trustees at a meeting on the
16th day of February, 2017, to become
effective on March 1, 2017.

	WITNESS the due execution hereof this 16th day of February, 2017.


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AMENDMENT #31
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as
follows:

       Strike the first paragraph of Section 5 -
Establishment and Designation of Series or Class of
Article III - BENEFICIAL INTEREST from the
Declaration of Trust and substitute in its place the following:
	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article
XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Class T Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Class T Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Class R6 Shares
Service Shares
Institutional Shares

(signature page to follow)
	The undersigned hereby certify that
the above stated Amendment is a true
and correct Amendment to the
Declaration of Trust, as adopted by the
Board of Trustees at a meeting on the
17th day of November, 2016, to become
effective March 1, 2017.

	WITNESS the due execution hereof this 16th day of February, 2017.


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